UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 24, 2018

CONSUMER PORTFOLIO SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA	1-11416	33-0459135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Pkwy, Suite 1400, Las Vegas, NV 89169
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (949) 753-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 24, 2018, the registrant announced its earnings for the quarter ended June 30, 2018.  A copy of the announcement is attached as an exhibit to this report.

As disclosed in the announcement, the registrant hosted a conference call on Wednesday, July 25, 2018, to discuss its results of operation and financial condition. A replay of the conference call will be available through August 1, 2018, by dialing 855 859-2056 or 404 537-3406, with conference identification number 3392867. A broadcast of the conference call will also be available for 90 days after the call via the Company’s web site at www.consumerportfolio.com.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 25, 2018, we held our annual meeting of shareholders. Four proposals were placed before our shareholders: proposal one, to elect directors; proposal two, to ratify the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2018; proposal three, to approve an advisory resolution to approve executive compensation; and proposal four, to approve an amendment to our 2006 Long-Term Equity Incentive Plan, which increases the number of shares issuable thereunder by 2,000,000.

Six individuals were nominated for election to our board of directors at the meeting, comprising the entire board. Such individuals received votes as follows, and each of the following six was elected to our board of directors:

	Votes for	Votes withheld	Broker non-votes
Charles E. Bradley, Jr.	12,132,926	3,395,177	4,766,673
Chris A. Adams	9,492,670	6,035,433	4,766,673
Brian J. Rayhill	12,254,124	3,273,979	4,766,673
William B. Roberts	9,225,213	6,302,890	4,766,673
Gregory S. Washer	12,288,326	3,239,777	4,766,673
Daniel S. Wood	8,973,317	6,554,786	4,766,673

Proposals two, three and four were approved, on the following votes:

	Votes for	Votes against	Abstentions	Broker non-votes
To ratify the appointment of Crowe Horwath LLP as the Company's independent auditors for the fiscal year ending December 31, 2018.	20,029,417	262,592	2,767	0

To approve an advisory resolution on executive compensation.	8,462,909	6,497,657	567,537	4,766,673

To approve an amendment to the Company’s 2006 Long-Term Equity Incentive Plan, which increases the number of shares issuable by 2,000,000.	9,568,656	5,944,032	15,415	4,766,673

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

One exhibit is included in this report:

99.1     News release re earnings.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CONSUMER PORTFOLIO SERVICES, INC.

Dated: July 30, 2018	By: /s/ JEFFREY P. FRITZ
Jeffrey P. Fritz Executive Vice President and Chief Financial Officer Signing on behalf of the registrant

3